Exhibit 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Luxoft Holding, Inc (the “Company”) on Form 20-F for the period ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dmitry Loshchinin, and I, Roman Yakushkin, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dmitry Loshchinin
Dmitry Loshchinin
President and Chief Executive Officer
(Principal Executive Officer)

Dated: July 11, 2014

/s/ Roman Yakushkin
Roman Yakushkin
Chief Financial Officer
(Principal Financial Officer)

Dated: July 11, 2014